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                                                                   Exhibit 10.24

                                                                  EXECUTION COPY

                                 AMENDMENT NO. 2
                                       TO
                          SECURITIES PURCHASE AGREEMENT

     AMENDMENT NO. 2 (this "Amendment"), dated as of March 8, 2002, to the
                            ---------
Securities Purchase Agreement, dated as of October 18, 2000, as amended by Amendment No. 1, dated as of May 8, 2001 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the "Purchase
                                                                     --------
Agreement"), by and among Muzak Holdings LLC (the "Company") and the purchasers
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party thereto (collectively, the "Purchasers"). Defined terms used herein and
                                  ----------
not otherwise defined herein shall have the meaning given to them in the Purchase Agreement.

          WHEREAS, the Company and the Purchasers desire to amend the Purchase Agreement as set forth below.

          THEREFORE, in consideration of the foregoing and the covenants and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Purchasers hereto agree as follows:

     1. Amendment to the Securities Purchase Agreement. The Purchase Agreement
        ----------------------------------------------
shall be and hereby is amended as follows:

     (a) Consolidated Operating Cash Flow. The definition of "Consolidated
         --------------------------------
Operating Cash Flow" in Section 1.01 of the Purchase Agreement is hereby amended by (i) replacing the word "minus" that appears before clause (b) thereof with a
                           -----
comma, (ii) inserting the word "minus" after clause (b) thereof and (iii)
                                -----
inserting the following as new clauses (c) and (d) thereof:

          ", (c) plus amounts designated by the Company or any of its
                 ----
          Subsidiaries, from time to time, with respect to license fees, interest thereon and any related penalties paid or (to the extent that such amounts were treated as expenses by the Company or any of its Subsidiaries) to be paid by the Company or any of its Subsidiaries in settlement of claims for past license fee calculations for prior periods to performing rights organizations and licensing collectives and associations, and accruals therefor, provided that the aggregate amounts so designated pursuant to this clause (c) shall not exceed $2,500,000 from December 2001 to the date of determination, and (d) plus reasonable fees and expenses incurred by the Company or any of
          ----
          its Subsidiaries in connection with financings for the Company or any of its Subsidiaries that are not consummated, provided that the aggregate amount pursuant to this clause (d) shall not exceed $2,000,000 through the date of determination."

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     (b) Total Leverage Ratio. Section 9.09(b) of the Purchase Agreement is
         --------------------
hereby amended by replacing the first sentence thereof with the following:

          "Except for (i) Permitted Sponsor Subordinated Debt, to the extent that (A) the aggregate principal amount of such Permitted Sponsor Subordinated Debt, does not exceed $30,000,000 at any time and (B) such Permitted Sponsor Subordinated Debt is held by a Permitted Sponsor Debt Holder and (ii) Refinancing Indebtedness, the Company shall not, and shall not permit any of its Subsidiaries to, incur any Indebtedness, if after giving effect to any such incurrence, the Total Leverage Ratio would exceed the correlative ratio indicated below:"

     (c) Maximum Consolidated Capital Expenditures.
         -----------------------------------------

          (i) Section 9.09(c) of the Purchase Agreement is hereby amended by deleting the table contained therein and substituting the following therefore:

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                                              Consolidated
       Fiscal Year                        Capital Expenditures
       -----------                        --------------------
--------------------------------------------------------------------
           2000                                $40,000,000
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           2001                                $41,800,000
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           2002                                $40,000,000
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     2003 and each
Fiscal Year thereafter                         $37,500,000
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          (ii) Section 9.09(c) of the Purchase Agreement is hereby further amended by replacing the second sentence thereof with the following:

          "In connection with each Acquisition of a "Muzak" affiliate that is consummated during any Fiscal Year, the amount of permitted Consolidated Capital Expenditures for such Fiscal Year shall be increased by an amount equal to the product of (i) 3.5 and (ii) the total monthly recurring revenue of such acquired "Muzak" affiliate (which, in the case of any such acquisition consummated on or prior to the fifteenth day of any month, shall be the total monthly recurring revenues for the second prior month, and, in the case of any acquisition consummated after such fifteenth day, shall be the total monthly recurring revenues for the prior month) (the "Increased
                                                                ---------
          Expenditure Amount"); provided that the Increased Expenditure Amount
          ------------------
          for any Fiscal Year shall be prorated on an annualized basis for the date of each such acquisition for such Fiscal Year, but the total Increased Expenditure Amount for such acquisition shall increase the amount of permitted Consolidated Capital Expenditures for each subsequent Fiscal Year."

                                       2

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     2. Effectiveness.
        -------------

     (a) This Amendment shall be effective upon (i) the execution and delivery of the signature pages hereof by the Company and the Required Holders, (ii) the payment to BACI for all reasonable out-of-pocket costs and expenses incurred in connection with this Amendment and (iii) the delivery to the Purchasers of an executed copy of that certain Sixth Amendment and Waiver, dated as of March 8, 2002, to the Senior Loan Agreement.

     (b) Upon effectiveness of this Amendment in accordance with Section 2(a) hereof, this Amendment shall be deemed to be effective as of December 31, 2001.

     3. Representations and Warranties of the Company. The Company hereby
        ---------------------------------------------
represents and warrants that the Company has the right, power and authority and has taken all necessary corporate and other action to authorize the execution, delivery and performance of this Amendment and each other document executed in connection herewith to which it is a party in accordance with their respective terms. As of the date hereof, upon the effectiveness of this Amendment, there is no Default or Event of Default. This Amendment has been duly executed and delivered by the duly authorized officers of the Company, and each such document constitutes the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.

     4. Reference to and Effect on the Purchase Agreement. The Purchase
        -------------------------------------------------
Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment and the consent set forth herein shall not operate as a waiver of any right, power or remedy set forth in the Purchase Agreement, nor constitute a waiver of any provision of the Purchase Agreement (or an agreement to agree to any future amendment, waiver or consent) or any other documents, instruments and agreements executed and/or delivered in connection therewith.

     5. Expenses. Pursuant to Section 14.13 of the Purchase Agreement, the
        --------
Company shall pay or reimburse BACI for all reasonable out-of-pocket costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred in connection with this Amendment.

     6. Governing Law. This Amendment shall be governed by and construed in
        -------------
accordance with the laws of the State of New York, without regard to the principles of conflicts of law of such state.

     7. Headings. Section headings in this Amendment are included herein for
        --------
convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

     8. Counterparts. This Amendment may be executed by one or more of the
        ------------
parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

                                     MUZAK HOLDINGS LLC


                                     By: /s/ Michael F. Zendan
                                        ----------------------------------------
                                        Name:  Michael F. Zendan
                                             -----------------------------------
                                        Title: Assistant Secretary
                                              ----------------------------------


                                     BANCAMERICA CAPITAL INVESTORS I, L.P.


                                     By: BANCAMERICA CAPITAL
                                         MANAGEMENT I, L.P., its general partner


                                     By: BACM I GP, LLC, its general partner


                                     By: /s/ Scott R. Poole
                                        ----------------------------------------
                                        Name:  Scott R. Poole
                                             -----------------------------------
                                        Title: Vice President
                                              ----------------------------------


                                     NEW YORK LIFE CAPITAL PARTNERS, L.P.


                                     By: NYLCAP Manager L.L.C., its
                                         Investment Manager


                                     By: /s/ Adam Clemens
                                        ----------------------------------------
                                        Name:  Adam Clemens
                                             -----------------------------------
                                        Title: Principal
                                              ----------------------------------


                                     THE NORTHWESTERN MUTUAL LIFE
                                     INSURANCE COMPANY


                                     By: /s/ Jeffrey J. Leuken
                                        ----------------------------------------
                                        Name:  Jeffrey J. Leuken
                                             -----------------------------------
                                        Title: Authorized Representative
                                              ----------------------------------